EXHIBIT 10.213

FIRST AMENDMENT TO MUTUAL TERMINATION OF
WAREHOUSE DISTRIBUTION CONTRACT
between
UPS SUPPLY CHAIN MANAGEMENT, INC.
and
CYGNUS, INC.

This First Amendment, having an Effective Date of September 26, 2002 to the Mutual Termination of the Warehouse Distribution Contract, having an effective date of September 10, 2002 (hereinafter “Mutual Termination”), is between UPS Supply Chain Management, Inc. (hereinafter “SCM”), f/d/b/a Livingston Healthcare Services Inc., having a principal place of business at 220 Lake Drive, Newark, DE 19702, and Cygnus, Inc. (hereinafter “Client”), having its principal place of business at 400 Penobscot Drive, Redwood City, CA 94063.

RECITALS

WHEREAS, SCM now wishes to purchase from Client the equipment set forth on Exhibit C.1 of the Warehouse Distribution Contract, and Client is willing to sell said equipment to SCM;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree to amend the Mutual Termination as follows:

1.               Client will sell the equipment set forth on Exhibit C.1 of the Warehouse Distribution Contract to SCM for a purchase price of ***.  Such sale shall be on an as-is basis, with no warranties or representations whatsoever regarding the equipment.

2.               SCM shall return the following Client equipment to Client on or before October 15, 2002:

Equipment at Rancho Cucamonga, CA:

a.                                       Cisco 506 Firewall

b.                                      Cisco 1760 Router

c.                                       Cisco 8 port switch

d.                                      CASCO/Point.Man barcode interface (including server, monitor, keyboard, mouse, access point unit, 4 RF receivers, 4 handheld readers with chargers, 8 batteries)

*** Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Equipment at Newark, DE:

a.                                       Cisco 506 Firewall

b.                                      Cisco 1720 Router

c.                                       Cisco 8 port switch

3.               The parties agree that Client will short-pay SCM by an amount of *** on the current invoice for the one-time payment of ***, so as to settle the *** owed by SCM to Client pursuant to Paragraph 1 above.  Client agrees to pay SCM the resulting amount of *** on or before October 15, 2002.

4.               Except for the changes reflected in this Amendment, the Mutual Termination remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Termination.

UPS SUPPLY CHAIN MANAGEMENT, INC.

By:	/s/ Matthew S. Lavelle

Name:	Matthew S. Lavelle

Title:	Controller

Dated:	11/13/02

CYGNUS, INC.

By:	/s/ John C Hodgman

Name:	John C Hodgman

Title:	Chairman, President & CEO

Dated:	September 26, 2002

*** Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.